Exhibit 10.24
Execution Version
CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

WAIVER AND FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT

THIS WAIVER AND FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of December 31, 2020, by and among Seventh Avenue Investments, LLC, a Delaware limited liability company (“SAI”), as Administrative Agent and Collateral Agent (the “Agent”), the Lenders identified on the signature pages hereof (together, the “Lenders”), and each Loan Party identified on the signature pages hereof (together, the “Loan Parties”).
BACKGROUND
WHEREAS, the Agent, the Lenders and the Loan Parties are parties to (i) that certain Credit and Guaranty Agreement, dated as of October 15, 2020 (as now or hereafter amended, the “Credit Agreement”), and (ii) that certain Pledge and Security Agreement, dated as of October 15, 2020 (as now or hereafter amended, the “Pledge and Security Agreement”), pursuant to which the Lenders extended certain credit facilities to the Borrowers in an aggregate principal amount of up to $38,000,000;
WHEREAS, Ascend GI Borrower, LLC, a New Jersey limited liability company and wholly-owned subsidiary of Holdings, as borrower (“Ascend GI”), intends to enter into that certain Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Green Ivy Loan Agreement”) among Ascend GI, Holdings (as Guarantor), the lenders party thereto from time to time (together, the “Green Ivy Lenders”) and [***], as collateral agent (in such capacity, the “Green Ivy Collateral Agent”), pursuant to which (a) the Green Ivy Lenders will extend to Ascend GI term loans in an aggregate principal amount of $4,500,000 and (b) Ascend Wellness Holdings, LLC, a Delaware limited liability company (“Holdings”), will provide an unconditional and unlimited guaranty of the Obligations (as defined in the Green Ivy Loan Agreement; hereafter, collectively, the “Green Ivy Obligations”);
WHEREAS, the Green Ivy Obligations will be secured by a continuing lien on and security interest in all right, title, and interest in and to the following (clauses (a) through (d) below, together, the “Green Ivy Released Assets”): (a) each of (i) that certain Limited Recourse Promissory Note issued by 174 Rochelle LLC, a New Jersey limited liability company (“New Jersey Mortgage Obligor”) to Holdings (Holdings, together with any assignee, transferee and/or other holder of any New Jersey Mortgage Loan Document, “Green Ivy Pledgor”), dated as of October 23, 2020, in the amount of $4,500,000, (ii) that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of October 23, 2020, by New Jersey Mortgage Obligor in favor of Green Ivy Pledgor, (iii) that certain Lease Agreement, dated as of December 19, 2019, by and between New Jersey Mortgage Obligor and Ascend New Jersey, LLC, a New Jersey limited liability company, and each other instrument, agreement or other document executed in connection with, or relating to, any of the foregoing and all rights and remedies of Green Ivy Pledgor thereunder (together, the “New Jersey Mortgage Loan Documents”), all rights and remedies of Green Ivy Pledgor thereunder, including the right to collect the installments due thereon and the right, either in Green Ivy’s Collateral Agent’s own name or in the name of Green Ivy Pledgor, to take such legal or other action as Green Ivy Pledgor might have taken save for this
Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Agreement; (b) all Payment Intangibles and Accounts (each as defined under the UCC) related to the New Jersey Mortgage Loan Documents; (c) all substitutions, replacements, accessions, products and other Proceeds (as defined under the UCC) (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing and all collateral security, guarantees and other Supporting Obligations (as defined under the UCC) given with respect to any of the foregoing; (d) all books and records relating to any of the Green Ivy Released Assets, regardless of the medium in which any such information may be recorded; and (e) (i) all of the Equity Interests owned by Holdings, regardless of class or designation, in Ascend GI (collectively, the “Pledged Interests”), and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Pledged Interests, the right to request, after the occurrence and during the continuation of an Event of Default under the Green Ivy Loan Agreement, that the Pledged Interests be registered in the name of Green Ivy Collateral Agent or any of its nominees, the right to receive any certificates representing any of the Pledged Interests and the right to require that same be delivered to Green Ivy Collateral Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by Holdings, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus or other compensation by way of income or liquidating distributions, in cash or in kind, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Interests, whether now owned or hereafter acquired by Holdings, (ii) all of Holdings’s rights, powers and remedies under the organizational documents of Ascend GI, including all rights to payment of dividends and distributions, (iii) all books and records of Holdings relating to any of the foregoing in this clause (e), regardless of the medium in which any such information may be recorded relating to any of the above, and (iv) to the extent not otherwise included, substitutions, replacements, accessions, products and other Proceeds (as defined in the UCC) (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing and all collateral security, guarantees and other Supporting Obligations (as defined in the UCC) given with respect to any of the foregoing (all of the assets described in this clause (e), together, the “Green Ivy Ascend GI Equity”);
WHEREAS, the Agent, the Lenders and the Loan Parties have agreed: (a) the Loan Parties will be permitted to pledge the Green Ivy Released Assets and the Green Ivy Ascend GI Equity to secure the guaranty by Holdings of the Green Ivy Obligations; (b) the Agent and the Lenders will release their Liens on the Green Ivy Released Assets; (c) Holdings will be permitted to transfer the Green Ivy Released Assets to Ascend GI; and (d) to amend certain terms and provisions contained in the Credit Agreement and the Pledge and Security Agreement in order to permit the foregoing, in each case subject to the terms and conditions set forth in this Amendment.
WHEREAS, the Loan Parties have previously advised Agent and the Lenders that certain Events of Default have occurred or are expected to occur under the Credit Agreement as specified on Annex A attached hereto (collectively, the “Designated Events of Default”).
WHEREAS, the Loan Parties have requested that Agent and the Lenders agree to (i) waive the Designated Events of Default and (ii) amend the Credit Agreement, in each case, subject to the terms and conditions herein set forth.

WHEREAS, Agent and the Lenders party hereto agree to accommodate such requests to (i) waive the Designated Events of Default and (ii) amend the Credit Agreement, in each case, subject to the terms and conditions herein contained.
NOW, THEREFORE, in consideration of the promises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.Capitalized Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.
2.Amendments to Credit Agreement.
(a)Section 1.01 (Definitions) of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:
“Ascend GI” means Ascend GI Borrower, LLC, a New Jersey limited liability company.
“Ascend NJ” means, Ascend New Jersey, LLC, a New Jersey limited liability company.
“Green Ivy Guaranty” means that certain guaranty by Holdings of the Green Ivy Obligations under Section 11 of the Green Ivy Loan Agreement.
“Green Ivy Loan Agreement” means that certain Loan and Security Agreement, dated as of December 21, 2020, by and among Holdings, Ascend GI, the lenders party thereto from time to time and [***], as collateral agent, as amended, restated, supplemented or otherwise modified from time to time, pursuant to which Ascend GI will borrow term loans in an aggregate principal amount of $4,500,000.
“Green Ivy Loan Documents” means the Green Ivy Loan Agreement, and the other Loan Documents (as defined in the Green Ivy Loan Agreement).
“Green Ivy Released Assets” means (a) each of (i) that certain Limited Recourse Promissory Note issued by 174 Rochelle LLC, a New Jersey limited liability company (“New Jersey Mortgage Obligor”) to Holdings (Holdings, together with any assignee, transferee and/or other holder of any New Jersey Mortgage Loan Document, “Green Ivy Pledgor”), dated as of October 23, 2020, in the amount of $4,500,000, (ii) that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of October 23, 2020, by New Jersey Mortgage Obligor in favor of Green Ivy Pledgor, (iii) that certain Lease Agreement, dated as of December 19, 2019, by and between New Jersey Mortgage Obligor and Ascend NJ, and each other instrument, agreement or other document executed in connection with, or relating to, any of the foregoing and all rights and remedies of Green Ivy Pledgor thereunder (together, the “New Jersey Mortgage Loan Documents”), all rights and remedies of Green Ivy Pledgor thereunder, including the right to collect the installments due thereon and the right, either in Green Ivy’s Collateral Agent’s own name or in the name of Green Ivy Pledgor, to take such legal or other action as Green Ivy Pledgor might have taken save for this Agreement; (b) all Payment Intangibles and Accounts (each as defined under the UCC) related to the New Jersey Mortgage Loan Documents; (c) all substitutions, replacements, accessions, products and other Proceeds (as defined under the UCC) (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing and all collateral security, guarantees and other Supporting Obligations (as defined under the UCC) given with respect to any of the foregoing; and (d) all books and records relating to any of the Green Ivy Released Assets, regardless of the medium in which any such information may be recorded.
(b)Clause (k) of Section 6.01 (Indebtedness and Contingent Acquisition Consideration) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(k)guaranties by Holdings of any Indebtedness and other obligations of any Excluded Subsidiary; provided that, other than the Green Ivy Guaranty provided by Holdings which is secured by a pledge of the Green Ivy Released Assets and the Green Ivy Ascend GI Equity, such guaranties shall not be secured by any assets of Holdings other than the Equity Interests owned by Holdings in such applicable Excluded Subsidiary;
(c)Clause (l) of Section 6.02 (Liens) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(l)Liens securing Indebtedness permitted pursuant to Section 6.01(k); provided, that, other than Liens encumbering the Green Ivy Released Assets (until the Asset Sale contemplated pursuant to Section 6.08(l) hereof) and the Green Ivy Ascend GI Equity in connection with the Green Ivy Guaranty, any such Lien only encumber the Equity Interests owned by Holdings in such applicable Excluded Subsidiary;
(d)Section 6.03 (Negative Pledges) of the Credit Agreement is hereby amended and restated in its entirety as follows:
Section 6.03Negative Pledges
Other than as provided in the Green Ivy Loan Documents, enter into any agreement (a) granting a Lien upon, or collaterally assigning any rights under, any lease or license agreements with respect to (i) any Facility or (ii) the Equity Interests of any Loan Party, or (b) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations, except with respect to (i) this Agreement and the other Loan Documents, (ii) specific assets or property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a Permitted Asset Sale, (iii) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the assets or property secured by such Liens or the assets or property subject to such leases, licenses or similar agreements, as the case may be), (iv) restrictions and conditions imposed by any agreement governing Indebtedness entered into on or after the Closing Date and permitted by Section 6.01 which Indebtedness is secured by a Permitted Lien, but only if such restrictions and conditions apply only to the Person or Persons obligated under such Indebtedness and, if applicable, the property or assets securing such Indebtedness and (v) Liens imposed by a Governmental Authority under applicable Laws related to the Core Business.
(e)Section 6.06 (Investments) of the Credit Agreement is hereby amended and modified by (i) deleting the “and” after clause (o) of such Section, (ii) deleting the “.” at the end of clause (p) of such Section and in place thereof inserting “; and” and (iii) adding the following clause (q) to the end of such Section:
(q)cash contributions by Holdings to Ascend GI in an amount not to exceed $[***] during the Fiscal Year ending December 31, 2021 and the Asset Sale contemplated pursuant to Section 6.08(l) hereof, if such Asset Sale constitutes an Investment. Nothing in the foregoing sentence shall be deemed to limit Holdings’s obligations under the Green Ivy Guaranty.
(f)Section 6.08 (Fundamental Changes; Disposition of Assets; Acquisitions) of the Credit Agreement is hereby amended and modified by (i) deleting the “and” after clause (j) of such Section, (ii) deleting the “.” at the end of clause (k) of such Section and in place thereof inserting “; and” and (iii) adding the following clause (l) to the end of such Section:
(l)Asset Sale by Holdings of the Green Ivy Released Assets to Ascend GI, including, without limitation, for nominal consideration, as an Investment in Ascend GI or otherwise.
(g)Clause (d) of Section 6.11 (Transactions with Shareholders and Affiliates) of the Credit Agreement is hereby amended and modified in its entirety as follows:
(d)transactions permitted by Sections 6.02(l), 6.04, 6.06 or 6.08,
3.Amendments to Pledge and Security Agreement.
(a)Section 2.2 (Certain Limited Exclusions) of the Pledge and Security Agreement is hereby amended and restated in its entirety as follows:
Section 2.2Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 attach to the following (collectively, the “Excluded Property”): (a) the Green Ivy Released Assets and the Green Ivy Ascend GI Equity, (b) any intent-to-use trademark application prior to the filing of a “Statement of Use” or

“Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications, (c) any asset owned by any Grantor on the date hereof or hereafter acquired by a Grantor that is subject to a Lien securing purchase money obligations permitted to be incurred pursuant to the Credit Agreement, only to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation) prohibits the creation of any other Lien on such asset, (d) any assets subject to a Capital Lease Obligation permitted under the Credit Agreement to the extent the documents providing for such Capital Lease Obligation do not permit such assets to be pledged to the Collateral Agent, (e) pledges and security interest grants prohibited by applicable Law or which would require governmental (including regulatory) consent, approval, license or authorization, unless such consent, approval, license or authorization has been obtained or to the extent such prohibition would be rendered ineffective pursuant to Section 9-406, 9 407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law (including the Bankruptcy Code) or principles of equity, (f) any Equity Interests in any Excluded Subsidiary, including all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all Equity Interests of such Excluded Subsidiary, and (g) any assets with respect to which the Collateral Agent shall have determined in its sole discretion that the cost of obtaining a Lien in such assets is excessive in relation to the value of the security to be afforded thereby to the Secured Parties. Notwithstanding the foregoing, (i) the Collateral shall include any Proceeds, substitutions or replacements of any of the property described above (unless such Proceeds, substitutions or replacements would constitute property described in the prior sentence), (ii) the foregoing exclusions shall not apply to the extent that such exclusions, prohibitions, consents, requirements or violations are ineffective under applicable anti-assignment provisions of the UCC or other applicable Law, or (iii) the foregoing exclusions shall not apply with respect to clauses in the event of a termination or elimination of any such exclusion, prohibition, requirement for any consent or other requirement, or violation contained in such asset or in any applicable Law, to the extent sufficient to permit any such item to become Collateral. Upon the written request, written demand, or issuance of rules requiring approval of this Agreement by any Governmental Authority with jurisdiction over the Collateral, Collateral Agent will provide all information regarding this Agreement, the Collateral Agent and Lenders required by such Governmental Authority. To the extent applicable, the provisions of this Agreement are subject to all applicable Laws.
4.Limited Waiver. Effective as of the Effective Date (as defined below), subject to the terms and conditions set forth herein (including, but not limited to, the conditions contained in Section 6 hereof), Agent and the Lenders signatory hereto hereby waive the Designated Events of Default and any representations and warranties related thereto, and their respective right to take any action under the Credit Agreement or the other Loan Documents that they may otherwise have had solely as a result of the occurrence of the Designated Events of Default. This waiver is a limited, one time waiver and shall only be relied upon and used for the specific purpose set forth herein and, except as expressly set forth herein, shall not be deemed to: (i) constitute a waiver of any Event of Default (other than the Designated Events of Default) or any other breach of the Credit Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (ii) constitute a waiver of any right or remedy of Agent or any of the Lenders under the Loan Documents which does not arise as a result of the Designated Events of Default (all such rights and remedies being expressly reserved by Agent and the Lenders), or (iii) establish a custom or course of dealing among the parties hereto. This waiver shall not be deemed to constitute a consent of any other act, omission or any breach of the Credit Agreement or any of the other Loan Documents.
5.Representations and Warranties. Each of the Loan Parties hereby represents and warrants to Agent and the Lenders, as of the date hereof, that:
(a)each Loan Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority to own and operate its properties, to carry on its Core Business as now conducted and as proposed to be conducted, and to enter into this Amendment and to carry out the transactions contemplated hereby
(b)each Loan Party is qualified to do business and in good standing in every jurisdiction where any portion of its assets are located and wherever necessary to carry out its business and operations, in each case except where the failure to do so would not be reasonably expected to have a Material Adverse Effect;
(c)the execution, delivery and performance of the Amendment has been duly authorized by all necessary action on the part of each Loan Party;
(d)each of the representations and warranties set forth herein and in the other Loan Documents shall be (x) true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects or (y) would not be true and correct due solely to the existence of the Designated Events of Default;
(e)this Amendment has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
(f)immediately before and after giving effect to this Amendment, no Default or Event of Default (other than the Designated Events of Default) currently exists.

6.Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to the Lenders):
(a)the Lenders and the Agent shall have received this Amendment duly executed by each of the Loan Parties.
(b)the representations and warranties in Section 5 hereof being true and correct in all material respects on and as of the date hereof (without duplication of any materiality qualifier), except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier).
(c)the Loan Parties shall have paid to Agent all fees, costs and expenses due and payable pursuant to Section 10.02 of the Credit Agreement.
(d)no Default or Event of Default shall have occurred and be continuing on the date hereof (other than the Designated Events of Default).
(e)the Lenders and the Agent shall have received all other agreements, instruments and documents reasonably requested thereby to effectuate and implement the terms hereof.
The date on which all of the conditions set forth in this Section 6 have been satisfied is referred to herein as the “Effective Date.”
7.Post-Closing Obligations. In addition to all other terms, conditions and provisions set forth in this Amendment, including the conditions set forth in Section 6 hereof, no later than ten (10) Business Days after the Effective Date (as such date may be extended in Agent’s sole discretion), the Loan Parties shall have delivered to Agent the insurance certificates (including certificate of liability and evidence of commercial property certificates) and endorsements evidencing compliance of insurance standards required by Section 5.05 of the Credit Agreement.
8.Reaffirmation; Release. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Security Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. IN CONSIDERATION OF THE AGREEMENTS OF AGENT AND THE LENDERS CONTAINED IN THIS AGREEMENT, EACH LOAN PARTY, JOINTLY AND SEVERALLY, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS,

ASSIGNS, PARTICIPANTS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH SUCH LOAN PARTY OR ANY OF ITS AFFILIATES MAY NOW HAVE OR CLAIM TO HAVE AGAINST AGENT, THE LENDERS (OR ANY OF THEM) OR ANY OTHER RELEASED PERSON ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED OR OTHERWISE EVIDENCED THEREBY, AND OF EVERY NATURE AND EXTENT WHATSOEVER, IN EACH CASE TO THE EXTENT (Y) ARISING ON OR PRIOR TO THE DATE HEREOF OR (Z) ARISING OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF, BUT IN ALL CASES EXCLUDING ANY SUCH DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION TO THE EXTENT ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AGENT OR ANY LENDER, IN EACH CASE AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NON-APPEALABLE JUDGMENT.
9.No Waiver. Except as expressly set forth herein, each Loan Party acknowledges that nothing contained herein is, or shall be construed to be, a waiver or release by Agent or the Lenders of any right, claim or cause of action. Except as expressly set forth herein, Agent and the Lenders expressly reserve all rights, remedies, claims and causes of action against Borrowers and the other Loan Parties.
10.Costs and Expenses. Each Loan Party hereby ratifies and reaffirms its cost and expense reimbursement obligations under Section 10.02 of the Credit Agreement.
11.Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or electronic mail transmission of any executed signature page to this Agreement shall constitute effective delivery of such signature page. This Agreement to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
12.Further Assurances. Each Loan Party hereby agrees from time to time, as and when reasonably requested by Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent may reasonably deem necessary in order to carry out the intent and purposes of this Agreement.

13.Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.
14.Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
15.Entire Agreement; Loan Document. Except to the extent specifically set forth herein, Agent and the Lenders reserve and preserve all rights and remedies under the Credit Agreement and the other Loan Documents. The Credit Agreement, as amended hereby, together with all other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. This Agreement shall constitute a Loan Document.
16.GOVERNING LAW; FORUM SELECTION; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK. SECTIONS 10.15, AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AND SHALL APPLY HERETO.
17.Miscellaneous. No rights are intended to be created hereunder for the benefit of any third party creditor, or incidental beneficiary; provided, however, that the parties hereto acknowledge and agree that the Green Ivy Lenders and the Green Ivy Collateral Agent are relying on the amendments and other agreements set forth herein in connection with their respective execution and delivery of the Green Ivy Loan Agreement and the other Green Ivy Loan Documents and the making of the loans under the Green Ivy Loan Agreement.
[Signature Page Follows]

IN WITNESS WHERE OF, the parties hereto have caused this Waiver and First Amendment to Credit and Guaranty Agreement and Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

LOAN PARTIES:

ASCEND WELLNESS HOLDINGS, LLC

By: AGP Partners, LLC, its Managing Member

By: Brook Farm LLC, its Managing Member

By:	/s/ Abner Kurtin
Abner Kurtin, Managing Member

ASCEND ILLINOIS HOLDINGS, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Manager

ASCEND ILLINOIS, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Managing Member

ASCEND MASS, LLC

By:
Frank Perullo, Manager

MASSGROW, LLC

By:
Frank Perullo, Manager
[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

IN WITNESS WHERE OF, the parties hereto have caused this Waiver and First Amendment to Credit and Guaranty Agreement and Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

LOAN PARTIES:

ASCEND WELLNESS HOLDINGS, LLC

By: AGP Partners, LLC, its Managing Member

By: Brook Farm LLC, its Managing Member

By:
Abner Kurtin, Managing Member

ASCEND ILLINOIS HOLDINGS, LLC

By:
Abner Kurtin, Manager

ASCEND ILLINOIS, LLC

By:
Abner Kurtin, Managing Member

ASCEND MASS, LLC

By:	/s/ Frank Perullo
Frank Perullo, Manager

MASSGROW, LLC

By:	/s/ Frank Perullo
Frank Perullo, Manager
[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

SOUTHCOAST APOTHECARY, LLC

By:	/s/ Frank Perullo
Frank Perullo, Manager

ASCEND ATHOL RE LLC

By:	/s/ Frank Perullo
Frank Perullo, Manager

BLUE JAY RE, LLC

By:	/s/ Frank Perullo
Frank Perullo, Manager

MET REAL ESTATE, LLC

By:	/s/ Frank Perullo
Frank Perullo, Manager

MASSGROW, INC

By:
Abner Kurtin, Manager

ASCEND MASS, INC.

By:
Abner Kurtin, Manager

ASCEND ILLINOIS II, LLC

By:
Abner Kurtin, Manager
[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

SOUTHCOAST APOTHECARY, LLC

By:
Frank Perullo, Manager

ASCEND ATHOL RE LLC

By:
Frank Perullo, Manager

BLUE JAY RE, LLC

By:
Frank Perullo, Manager

MET REAL ESTATE, LLC

By:
Frank Perullo, Manager

MASSGROW, INC

By:	/s/ Abner Kurtin
Abner Kurtin, President

ASCEND MASS, INC.

By:	/s/ Abner Kurtin
Abner Kurtin, President

ASCEND ILLINOIS II, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Manager
[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

AWH FAIRVIEW, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Manager

REVOLUTION CANNABIS-BARRY, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Manager

SPRINGFIELD PARTNERS II, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Manager

AWH FAIRVIEW OPCO, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Manager

HEALTHCENTRAL, LLC

By:	/s/ Abner Kurtin
Abner Kurtin, Manager
[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

AGENT:

SEVENTH AVENUE INVESTMENTS, LLC

By:	/s/ Samuel Brill
Name:	Samuel Brill
Title:	President and Chief Investment Officer

LENDERS: [***]

[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

AGENT:

SEVENTH AVENUE INVESTMENTS, LLC

By:
Name:	Samuel Brill
Title:	President and Chief Investment Officer

LENDERS: [***]

[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

AGENT:

SEVENTH AVENUE INVESTMENTS, LLC

By:
Name:	Samuel Brill
Title:	President and Chief Investment Officer

LENDERS: [***]

[Signature Page to Waiver and First Amendment to Credit and Guaranty Agreement and Pledge Agreement]

ANNEX A
Designated Events of Default
1.Events of Default have occurred pursuant to Section 8.01(c) of the Credit Agreement as a result of the Loan Parties’ entry into the New Jersey Mortgage Loan Documents without pledging such documents as collateral pursuant to the Pledge and Security Agreement.